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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2001


                          PACIFIC GULF PROPERTIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                   001-12768                   33-0577520
----------------------------         ------------            -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


    4220 VON KARMAN AVE, SECOND FLOOR
        NEWPORT BEACH, CALIFORNIA                                92660-2002
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000


                                      NONE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER.

        Filed herewith as Exhibit 99.1 is a press release issued on March 2, 2001 by Pacific Gulf Properties Inc. announcing the execution of a definitive merger agreement with FountainGlen Properties LLC, an affiliate of Prudential Real Estate Investors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        The following exhibits are filed with this report on Form 8-K:

        Exhibit No.                Description
        -----------                -----------
            2.1 Agreement and Plan of Merger dated as of March 1, 2001, by and between FountainGlen Properties LLC and Pacific Gulf Properties Inc.

           99.1 Press Release of Pacific Gulf Properties Inc. issued on March 2, 2001.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PACIFIC GULF PROPERTIES INC.



Date: July 10, 2001                            By: /s/ Donald G. Herrman
                                                   -----------------------------
                                                       Donald G. Herrman
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer and Secretary




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                                 EXHIBIT INDEX

        Exhibit No.               Description
        -----------               -----------
            2.1 Agreement and Plan of Merger dated as of March 1, 2001, by and between FountainGlen Properties LLC and Pacific Gulf Properties Inc.

           99.1 Press Release of Pacific Gulf Properties Inc. issued on March 2, 2001.